UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

HARVARD BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 October Hill Road

Holliston, MA 01746

(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HBIO	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2026, the stockholders of Harvard Bioscience, Inc. (the “Company”) voted to approve the Amended and Restated 2021 Incentive Plan at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The principal modification to the Amended and Restated 2021 Incentive Plan is to increase the number of authorized shares of the Company’s common stock available for issuance pursuant to awards issued thereunder. As of December 31, 2025, 646,520 shares were available for future awards under the Amended and Restated 2021 Incentive Plan. After stockholder approval of the Amended and Restated 2021 Incentive Plan, the number of shares of common stock reserved for issuance pursuant to awards issued thereunder has increased by 400,000 shares. The number of shares of common stock reserved for issuance pursuant to awards issued under the Amended and Restated 2021 Incentive Plan remains subject to adjustment as provided in the Amended and Restated 2021 Incentive Plan.

The foregoing description of the Amended and Restated 2021 Incentive Plan is qualified in its entirety by reference to the Amended and Restated 2021 Incentive Plan, a copy of which is attached as Annex B to the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 21, 2026 (the “Definitive Proxy Statement”), and is incorporated herein by reference.

On June 2, 2026, the stockholders of the Company also approved and adopted an amendment to the Harvard Bioscience, Inc. Employee Stock Purchase Plan (as amended, the “ESPP”) at the Annual Meeting. A detailed description of the ESPP is included under the heading “Proposal 4: Approval Of An Amendment Of The Harvard Bioscience, Inc. Employee Stock Purchase Plan” in the Definitive Proxy Statement, which description is incorporated herein by reference.

The description of the ESPP is qualified in its entirety by reference to the full text of the ESPP, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 2, 2026, the Company held its Annual Meeting, at which the Company’s stockholders voted on five proposals that are described in detail in the Definitive Proxy Statement.

The voting results for each of the proposals are reported below.

Proposal 1 - Election of Directors

The Company’s stockholders elected two Class II Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2029 and until such Directors’ successors are duly elected and qualified or until his or her earlier resignation or removal:

Name	Votes For	Votes Withheld	Broker Non-Votes
John Duke	1,800,288	28,703	970,538
Katherine A. Eade	1,680,982	148,009	970,538

Proposal 2 –Ratification of the Appointment of Grant Thornton LLP

The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, as follows:

Votes For	Votes Against	Votes Abstained
2,781,705	13,975	3,849

Proposal 3 –Approval, by Non-Binding Advisory Vote, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved the compensation of the Company’s named executive officers by a non-binding advisory vote, as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,768,695	57,111	3,185	970,538

Proposal 4 – Approval of the Amendment to the Harvard Bioscience, Inc. Employee Stock Purchase Plan

The Company’s stockholders approved the amendment to the Harvard Bioscience, Inc. Employee Stock Purchase Plan to increase the number of authorized shares of common stock available for issuance thereunder, as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,705,565	90,905	32,521	970,538

Proposal 5 – Approval of the Amended and Restated 2021 Incentive Plan

The Company’s stockholders approved the Amended and Restated 2021 Incentive Plan to increase the number of authorized shares of common stock available for issuance thereunder, as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,131,261	680,030	17,700	970,538

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Harvard Bioscience, Inc. Amended and Restated 2021 Incentive Plan. (Annex B to the Proxy Statement on Schedule 14A filed April 21, 2026, and incorporated by reference thereto.)

10.2	Harvard Bioscience, Inc. Employee Stock Purchase Plan, as amended

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: June 2, 2026	By:	/s/ Mark Frost
Mark Frost
Chief Financial Officer